UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cedar Ridge Unconstrained Credit Fund
(Investor Class: CRUPX)
(Institutional Class: CRUMX)

ANNUAL REPORT
November 30, 2014

Cedar Ridge Unconstrained Credit Fund
a series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Supplemental Information	31
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Credit Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

CEDAR RIDGE PARTNERS, LLC
45 EAST PUTNAM AVENUE, SUITE 124
GREENWICH, CT 06830
203. 422-0080

203. 422-0768 (fax)

Cedar Ridge Unconstrained Credit Fund

Letter to Shareholders

December 29, 2014

Dear Shareholders:

We are pleased to provide this Letter to Shareholders discussing our annual update through and including November 30, 2014, for Cedar Ridge Unconstrained Credit Fund. The Fund’s investment objective is to generate total returns through the active management of a portfolio whose primary holdings consist of credit-related instruments available in the U.S. marketplace, including municipal bonds, high-yield and investment-grade corporate bonds, and preferred securities. The Fund employs a “credit long/short” investment strategy, purchasing undervalued securities to fulfill its long positions, and selling-short overpriced securities to generate returns and to hedge credit and interest rate risks.

We have managed “unconstrained credit” strategies in various forms for over ten years. These have included private funds, separate accounts, and registered 1940-Act mutual funds. It is important to emphasize that in managing our fund offerings, we do not subscribe to managing “index funds”. Our investment approach is highly focused on fundamental and technical research and analysis across the fixed income markets. We remain highly committed to the proposition that fixed income should be a core component of every investor’s portfolio and strongly affirm our goal:

“To apply our expertise and experience to deliver meaningful total returns for our investors through intelligent and active fixed income management.”

Fund Performance

General market conditions in our core fixed-income credit markets were favorable during the first half of calendar 2014, with interest rates declining and credit spreads generally tighter. Interest rates on 10- and 30-year US Treasury securities declined by 51 and 56 basis points, respectively. In addition, “AAA” Municipal Market Data (MMD) rates for 10- and 30- year municipal bonds declined by 56 and 90 basis points respectively. Corporate bond markets also improved, as Investment Grade spreads tightened 19 basis points and High Yield markets tightened by 66 basis points over the period. (Source: Bloomberg Markets, Bank of America Merrill Lynch).

The second half of the year saw a marked increase in volatility for risk assets. Interest rates on 10- and 30-year US Treasury securities further declined by 31 and 45 basis points, respectively, as of fiscal year-end November 30th. In addition, “AAA”MMD rates for 10- and 30- year municipal bonds declined by 35 and 27 basis points. Finally, corporate bond markets underperformed, with Investment Grade (IG) widening by 26 basis points and HY markets widening by 114 basis points respectively over the period. Volatility was elevated during this period, with IG moving as much as 28 basis points high to low and High Yield (HY) prices moving by over 5% high to low. After the OPEC meeting on Thanksgiving Day, the further drop in oil prices pushed credit spreads out significantly as the HY market declined a further 4% and pushed year-to-date HY returns negative, before they reversed course and rallied over 2% into year-end.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 29, 2014

Many market forecasters have been surprised by the general decline in interest rates throughout 2014. At the start of the year, market consensus was that interest rates would rise throughout 2014 as a result of an improving US economy and the “tapering” of the Federal Reserve’s “Quantitative Easing” program. Our outlook at the beginning of the year was different. We projected far less robust economic conditions and a more benign interest rate outlook. Thus, in addition to pure credit plays, we also chose to hold longer-dated securities while implementing reduced portfolio hedge ratios. This positioning proved favorable, as the Fund benefited from accurate credit calls, declining rates, and a flatter yield curve.

The Fund performance is noteworthy, with positive returns of 10.83% and 10.68% for the Institutional and Investor shares respectively. By comparison the Barclays Aggregate Bond Index returned 5.73%. Top contributors to the returns came from long positions in corporate bonds (4.88%) and municipal holdings in General Municipal (2.25%), Development (1.58%), Tobacco Settlements (1.36%), and Medical (1.05%). Short positions and hedges constituted a drag on performance of approximately -2.84% over the period.

The Fund ended the period with $40.3 million in AUM. The period ending portfolio was comprised of long positions in municipal bonds (69%) and corporate bonds (23%), and short positions in U.S. Treasury securities (23%) and corporate bonds (11%). The top 5 long sectors were General Municipal (13.7%), Development (11.8%), Tobacco Settlements (11.6%), Transportation (8.3%), and Financials (7.8%).

Special mention should be made regarding Puerto Rico and its impact on our core markets. The Commonwealth of Puerto Rico and its instrumentalities have been active in the municipal bond market for years, with approximately $70 billion of securities outstanding. Generally, bonds issued by such entities constitute exempt securities, and interest on such obligations is tax-exempt at both the federal and state level. The Commonwealth of Puerto Rico and its instrumentalities ended 2013 under stress as a result of high debt loads and continued weak economic conditions. The major bond rating agencies and bondholders stepped up calls for Puerto Rico to implement a plan to improve the economic performance of its economy and its credit metrics. The Commonwealth has instituted a series of measures, and successfully issued $3.5 billion in new debt during the week of March 14, 2014. The successful offering provided the Commonwealth with much needed capital and demonstrated to the rating agencies and bondholders that market participants had confidence that the recovery plan was sound and implementation was underway. As a result, bonds issued by various Puerto Rico issuers staged a strong recovery rally during the period, as did other securities in the high yield municipal market. Subsequently, in late June, new restructuring legislation was passed that has caused market participants to reconsider the outlook for Puerto Rico, and its securities have underperformed, in some cases significantly. While the legislation is targeted to certain specific issuers and attempts to ring-fence the Commonwealth general obligation credit from some of the troubled public corporations, the market has reacted negatively across most Puerto Rican credits.

Notably, Puerto Rico bonds are no longer held solely by traditional municipal bond investors. Such investors have been augmented by numerous credit hedge funds and other “cross-over” buyers traditionally focused on the taxable markets. Recently these cross-over investors have gravitated to the opportunities in Puerto Rico, Tobacco Settlement Bonds, and certain “distressed” municipal credits including the City of Detroit and Jefferson County, Alabama. While the municipal bond market has historically been rather insulated from conditions affecting the corporate and sovereign debt markets, this is no longer the case as the fixed income markets continue to be integrated as a result of these new classes of investors. Accordingly, as investors across the credit markets, we closely monitor investor appetites, flows, and exposures and will take or modify portfolio positions accordingly.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 29, 2014

Current Market Environment

Oil Prices

Worldwide equity and debt markets are reacting to a precipitous drop in the price of crude oil. Since peaking in July at $107.62, West Texas Intermediate oil prices have fallen 48% to $55.64 as of December 24, and dropped below $60 for the first time since March 2009. New oil supply and reduced oil demand is dominating world energy markets. OPEC has so far failed to agree on production cuts, despite reduced demand from China and other emerging economies. New U.S. and Canadian supplies are poised to more than offset supplies from countries like Nigeria and Venezuela. Nigerian exports to the U.S. have fallen to zero, after averaging in excess of a million barrels a day, displaced by surging U.S. oil production. Moreover, since crude oil is priced in U.S. dollars, U.S. Dollar strength is serving as a pricing “turbocharger”; having a detrimental impact on local currencies world-wide. Those oil-based economies that thrived when Brent oil prices exceeded $120 per barrel are facing the prospects (and quickly) that the dynamics of the oil markets have changed dramatically. For example, the Russian ruble has lost 2/3 of its value versus the U.S. Dollar in the past year. We may be witnessing a new global shakeout as a result of oil economics, and we can expect political and societal turmoil to follow in its wake. The energy sector of the corporate high yield bond market has grown significantly in recent years. Easy credit helped fuel the shale fracking revolution in the United States, driving production higher while pushing the sector to approximately 16% of the HY Index, up from just 9.2% in 2011. The drop in oil prices has caused tremendous dislocation in bond prices, and we expect to take advantage of this turmoil going forward by methodically analyzing the reserve location and quality, cost structure, capital structure, liquidity, potential for borrowing base reductions in credit facilities, and hedge positions of these companies in identifying attractive investment opportunities.

Interest Rates

While interest rates have fallen throughout 2014, conventional wisdom dictates that rates will rise in 2015. While there are data points indicating a strengthening of the domestic economy, there are conflicting signals that indicate that the rates market could also be poised to move lower in yield. Intraday volatility has been notable, as the markets respond to Fed speakers, economic data releases, and geo-political news, and there are significant concerns about global economic activity. Falling commodity prices could signal reduced worldwide economic activity, and are impacting certain industries particularly hard, including oil & gas, coal, copper, and iron ore. Third quarter U.S. GDP was revised to a robust 5%, yet labor participation rates continue at anemic levels, and we believe the Fed (as well as other foreign Central Banks) still has deflation concerns given that its preferred inflation index continues below its 2% target. The globe seems awash in easy money policies, and we are left to wonder if we may be in for a continued “low for long” rates market. Prior to the period of high inflation and double digit interest rates, the U.S. markets saw a sustained period of low inflation and low interest rates. Notwithstanding Fed actions to boost inflation above its 2% target, GDP could stubbornly remain below 3% on average. Capital investment in the domestic oil and gas industry has had a material positive impact on GDP; again, domestic production of oil and gas is up markedly. But sustained crude oil prices at the current $55 level will undoubtedly cause a reduction in domestic capital investment. What other industries will carry the capital investment load required to replace diminished oil and gas investment? The domestic oil and gas industry has been responsible for a large share of domestic GDP since 2008. If the result has been average GDP below 3%, where is average GDP headed if capital investment in the oil and gas industry falls significantly as a result of $55 oil? Will the benefit to consumers from lower gasoline and heating oil prices more than offset this reduced economic activity from the energy industry? The Fed could struggle to raise rates in such an environment and a “low for long” rates market just might be the result.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 29, 2014

Given the mixed signals and the potential for a variety of possible outcomes, we will attempt to hedge-out much of the rates risk in either direction and seek to generate returns from sector allocation, credit selection, and active trading of the portfolio. We believe we have entered a phase in the credit cycle where we will be rewarded for credit picking, both long and short, rather than other phases of the credit cycle where typically all credits are tightening in lockstep and individual credit selection is not as important. This plays into our strength as an investment team in fundamental research and rigorous underwriting of credit positions.

Recent Market Changes

Reduction of Bank Trading in Post Dodd-Frank Environment. We continue to believe that regulatory changes in the post Dodd-Frank/ Volker environment have reduced trading capabilities throughout the fixed income markets, and notably in both the municipal and corporate bond markets. By making revisions to risk-capital requirements and risk-weighting of specific asset classes, new regulations now limit the ability of banks to make markets. Traders and salespersons have increased focus on simply matching buyers and sellers and as a result dealer bids are often weaker and dealer inventories are lighter than in the past. The chart below illustrates the dramatic reduction in dealer risk-taking over the past several years.

We at Cedar Ridge have been keenly aware of these changes and have adapted by enhancing our investment capabilities, modifying our trading strategies, and bolstering our and risk management practices accordingly.

Cedar Ridge Unconstrained Credit Fund Letter to Shareholders
December 29, 2014

Conclusion

Cedar Ridge would like to thank UMB and MFAC for serving as our partners in successfully completing a one-year track record for the Fund. We have been managing “unconstrained credit” for over 10 years and we are pleased to continue to offer our expertise, in partnership with them, directly to our public mutual fund shareholders. As always, please reach out to us by telephone or email if you have any questions or comments.

The view in this letter were as of November 30, 2014 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter.  These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Cedar Ridge Unconstrained Credit Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Barclays Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Barclays Aggregate Bond Index which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2014
	6 Months	Since Inception* (12/12/13)
Cedar Ridge Unconstrained Credit Fund – Investor Class	0.30%	10.68%
Cedar Ridge Unconstrained Credit Fund – Institutional Class	0.33%	10.83%
Barclays Aggregate Bond Index	1.92%	5.73%

*	Cumulative

The performance date quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 550-5090.

Gross and Net Expense Ratios for the Investor Class shares were 2.51% and 2.18% respectively, for the Institutional Class shares were 2.26% and 1.93% respectively, which are the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses. In the absence of such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect until March 31, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Principal Amount		Value

	CORPORATE BONDS – 22.5%
	COMMUNICATIONS – 2.0%
$250,000	Time, Inc. 5.750%, 4/15/2022[1,2,3]	$240,000
500,000	Verizon Communications, Inc. 5.150%, 9/15/2023[3]	562,108
		802,108
	CONSUMER DISCRETIONARY – 6.6%
500,000	Caesars Entertainment Resort Properties LLC 8.000%, 10/1/2020[1,2,3]	490,000
500,000	Gap, Inc. 5.950%, 4/12/2021[1,3]	569,761
	General Motors Co.
500,000	6.250%, 10/2/2043[3]	581,250
500,000	5.200%, 4/1/2045[3]	513,950
500,000	Signet UK Finance PLC (United Kingdom) 4.700%, 6/15/2024[1,3,4]	509,469
		2,664,430
	FINANCIALS – 6.6%
500,000	Ally Financial, Inc. 8.000%, 11/1/2031[3]	628,750
679,000	American Capital Ltd. 6.500%, 9/15/2018[1,2,3]	716,345
500,000	MBIA Insurance Corp. 11.588%, 1/15/2033*1, 2, 3	330,000
500,000	PNC Preferred Funding Trust II 1.457%, 3/29/2049[1,2,3,5]	477,815
500,000	SquareTwo Financial Corp. 11.625%, 4/1/2017[1,3]	496,250
		2,649,160
	HEALTH CARE – 1.3%
500,000	Dignity Health 5.267%, 11/1/2064[3]	519,783

	MATERIALS – 2.6%
500,000	Barrick Gold Corp. (Canada) 4.100%, 5/1/2023[3,4]	489,060
550,000	Barrick International Barbados Corp. (Barbados) 6.350%, 10/15/2036[2,3,4]	565,178
		1,054,238
	TECHNOLOGY – 1.3%
500,000	Pitney Bowes, Inc. 4.625%, 3/15/2024[1,3]	510,405

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES – 2.1%
$500,000	GenOn Americas Generation LLC 8.500%, 10/1/2021[3]	$467,500
500,000	Texas Competitive Electric Holdings Co. LLC 11.500%, 10/1/2020*1, 2, 3, 6	398,750
		866,250
	TOTAL CORPORATE BONDS (Cost $9,092,046)	9,066,374

	MUNICIPAL BONDS – 68.8%
	AIRPORT – 2.8%
500,000	City of Houston TX Airport System Revenue 5.000%, 7/1/2029[1,3]	531,260
300,000	Metropolitan Washington Airports Authority Dulles Toll Road Revenue 5.000%, 10/1/2053[1,3]	315,954
275,000	New Jersey Economic Development Authority 5.250%, 9/15/2029[1,3]	292,284
		1,139,498
	BUILD AMERICA BONDS – 1.7%
500,000	Metropolitan Washington Airports Authority Dulles Toll Road Revenue 7.462%, 10/1/2046[3]	691,010

	DEVELOPMENT – 11.8%
200,000	Allegheny County Industrial Development Authority 6.750%, 11/1/2024[1,3]	226,676
500,000	Indiana Finance Authority 5.000%, 7/1/2048[1,3]	526,335
500,000	Kentucky Economic Development Finance Authority 6.375%, 6/1/2040[1,3]	576,140
	New York City Industrial Development Agency
600,000	5.125%, 5/15/2030[1,3]	602,286
500,000	7.750%, 8/1/2031[1,3,5]	547,010
	New York Liberty Development Corp.
900,000	5.250%, 10/1/2035[3]	1,077,876
500,000	5.375%, 11/15/2040[1,2,3]	521,315
500,000	Ohio Air Quality Development Authority 3.100%, 3/1/2019[3,5]	513,830
150,000	Virginia Small Business Financing Authority 5.250%, 1/1/2032[1,3]	162,760
		4,754,228
	FACILITIES – 3.2%
700,000	Puerto Rico Public Buildings Authority 5.500%, 7/1/2017[1,3,5]	708,337

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	FACILITIES (Continued)
$500,000	Territory of Guam 7.000%, 11/15/2039[1,3]	$580,125
		1,288,462
	GENERAL – 13.7%
145,000	M-S-R Energy Authority 6.500%, 11/1/2039[3]	197,589
	Puerto Rico Infrastructure Financing Authority
500,000	5.500%, 7/1/2023[3]	500,655
600,000	5.500%, 7/1/2028[3]	573,444
400,000	Puerto Rico Public Finance Corp. 5.500%, 8/1/2031[1,3]	210,796
850,000	Puerto Rico Sales Tax Financing Corp. 5.500%, 8/1/2028[1,3]	688,611
	Salt Verde Financial Corp.
500,000	5.000%, 12/1/2032[3]	565,775
700,000	5.000%, 12/1/2037[3]	795,487
750,000	State of Wisconsin 6.000%, 5/1/2036[1,3]	877,432
325,000	Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/2032[1,3]	352,950
700,000	Virgin Islands Public Finance Authority 5.250%, 10/1/2029[1,3]	774,536
		5,537,275
	HIGHER EDUCATION – 1.3%
500,000	New York State Dormitory Authority 5.000%, 5/1/2038[1,3]	539,100

	MEDICAL – 7.6%
500,000	California Statewide Communities Development Authority 5.000%, 4/1/2042[1,3]	550,120
600,000	County of Utah UT 5.000%, 5/15/2045[1,3]	677,544
500,000	Johnson City Health & Educational Facilities Board 6.500%, 7/1/2038[1,3]	581,400
650,000	Maryland Health & Higher Educational Facilities Authority 5.250%, 7/1/2034[1,3]	724,503
	Philadelphia Hospitals & Higher Education Facilities Authority
250,000	6.250%, 7/1/2023[1,3]	270,910
250,000	5.500%, 7/1/2026[1,3]	263,350
		3,067,827

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	POWER – 0.9%
	Puerto Rico Electric Power Authority
$500,000	1.340%, 7/1/2018[3,5]	$244,790
200,000	7.000%, 7/1/2043[1,3]	102,790
		347,580
	TOBACCO SETTLEMENT – 11.6%
600,000	Buckeye Tobacco Settlement Financing Authority 5.875%, 6/1/2030[1,3]	496,230
1,400,000	California County Tobacco Securitization Agency 0.000%, 6/1/2046*1, 3	105,000
5,000,000	Children's Trust Fund 0.000%, 5/15/2050*1, 3	377,800
300,000	Erie Tobacco Asset Securitization Corp. 6.000%, 6/1/2028[1,3]	281,031
	Golden State Tobacco Securitization Corp.
900,000	4.500%, 6/1/2027[1,3]	851,346
755,000	5.125%, 6/1/2047[1,3]	574,389
200,000	Iowa Tobacco Settlement Authority 5.600%, 6/1/2034[1,3]	175,462
450,000	Northern Tobacco Securitization Corp. 5.000%, 6/1/2046[1,3]	340,254
	Tobacco Settlement Financing Corp.
500,000	4.500%, 6/1/2023[1,3]	498,950
660,000	4.625%, 6/1/2026[1,3]	608,626
500,000	5.000%, 6/1/2041[1,3]	378,280
		4,687,368
	TRANSPORTATION – 8.3%
600,000	Foothill-Eastern Transportation Corridor Agency 5.750%, 1/15/2046[1,3]	686,430
500,000	Kentucky Public Transportation Infrastructure Authority 5.750%, 7/1/2049[1,3]	566,480
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[1,3]	620,160
530,000	6.750%, 6/30/2043[1,3]	643,160
800,000	Virginia Small Business Financing Authority 5.000%, 7/1/2034[1,3]	841,808
		3,358,038
	WATER – 5.9%
500,000	City of Houston TX Utility System Revenue 3.828%, 5/15/2028[3]	534,070
500,000	County of Jefferson AL Sewer Revenue 6.000%, 10/1/2042[1,3]	548,390

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	WATER (Continued)
$500,000	County of Owen KY 6.250%, 6/1/2039[1,3]	$572,145
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
500,000	5.000%, 7/1/2017[3]	406,860
375,000	5.000%, 7/1/2019[3]	295,781
		2,357,246
	TOTAL MUNICIPAL BONDS (Cost $27,029,068)	27,767,632

Number of Shares

	PREFERRED STOCKS – 1.2%
	FINANCIALS – 1.2%
20,000	American Homes 4 Rent 5.500%, 12/31/2049[1,3]	494,600

	TOTAL PREFERRED STOCKS (Cost $500,000)	494,600

	SHORT-TERM INVESTMENTS – 25.9%
10,474,419	Federated Prime Obligations Fund, 0.03%[7]	10,474,419

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,474,419)	10,474,419

	TOTAL INVESTMENTS – 118.4% (Cost $47,095,533)	47,803,025
	Liabilities in Excess of other assets – (18.4)%	(7,413,411)

	TOTAL NET ASSETS – 100.0%	$40,389,614

Principal Amount

	SECURITIES SOLD SHORT – (33.0)%
	CORPORATE BONDS – (10.6)%
	COMMUNICATIONS – (1.9)%
$(500,000)	AT&T, Inc. 3.900%, 3/11/2024[1]	(517,533)
(250,000)	Sprint Corp. 7.875%, 9/15/2023	(261,875)
		(779,408)
	CONSUMER DISCRETIONARY – (3.2)%
(250,000)	1011778 B.C. ULC / New Red Finance, Inc. (Canada) 6.000%, 4/1/2022[1,2,4]	(256,250)
(750,000)	Ford Motor Co. 4.750%, 1/15/2043	(775,003)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$(250,000)	Yum! Brands, Inc. 3.875%, 11/1/2023[1]	$(253,519)
		(1,284,772)
	CONSUMER STAPLES – (0.7)%
(300,000)	Clorox Co. 3.050%, 9/15/2022[1]	(300,150)

	FINANCIALS – (1.0)%
(400,000)	Citigroup, Inc. 3.750%, 6/16/2024	(411,193)

	HEALTH CARE – (0.7)%
(250,000)	CHS/Community Health Systems, Inc. 6.875%, 2/1/2022[1]	(264,688)

	INDUSTRIALS – (0.6)%
(250,000)	Caterpillar, Inc. 3.803%, 8/15/2042	(242,658)

	MATERIALS – (1.2)%
(250,000)	EI du Pont de Nemours & Co. 2.800%, 2/15/2023	(245,779)
(250,000)	Hexion U.S. Finance Corp. 8.875%, 2/1/2018[1]	(236,250)
		(482,029)
	TECHNOLOGY – (0.6)%
(250,000)	Apple, Inc. 2.400%, 5/3/2023	(243,762)

	UTILITIES – (0.7)%
(250,000)	NRG Energy, Inc. 7.875%, 5/15/2021[1]	(270,625)

	TOTAL CORPORATE BONDS (Proceeds $4,135,709)	(4,279,285)

	U.S. TREASURY SECURITIES – (22.4)%
	United States Treasury Note
(1,000,000)	1.500%, 1/31/2019	(1,007,109)
(4,500,000)	1.750%, 10/31/2020	(4,498,947)
(2,000,000)	2.000%, 5/31/2021	(2,018,124)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2014

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	U.S. TREASURY SECURITIES (Continued)
$(1,500,000)	2.500%, 5/15/2024	$(1,542,304)

	TOTAL U.S. TREASURY SECURITIES (Proceeds $8,914,008)	(9,066,484)

	TOTAL SECURITIES SOLD SHORT (Proceeds $13,049,717)	$(13,345,769)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]	Foreign security denominated in U.S. Dollars.
[5]	Variable, floating, or step rate security.
[6]	Security is in default.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Consumer Discretionary	6.6%
Financials	6.6%
Materials	2.6%
Utilities	2.1%
Communications	2.0%
Health Care	1.3%
Technology	1.3%
Total Corporate Bonds	22.5%
Municipal Bonds
General	13.7%
Development	11.8%
Tobacco Settlement	11.6%
Transportation	8.3%
Medical	7.6%
Water	5.9%
Facilities	3.2%
Airport	2.8%
Build America Bonds	1.7%
Higher Education	1.3%
Power	0.9%
Total Municipal Bonds	68.8%
Preferred Stocks
Financials	1.2%
Total Preferred Stocks	1.2%
Short-Term Investments	25.9%
Total Investments	118.4%
Liabilities in Excess of other assets	(18.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $47,095,533)	$47,803,025
Segregated cash at Broker	5,462,499
Receivables:
Fund shares sold	50,000
Dividends and interest	553,298
Prepaid expenses	30,973
Prepaid offering costs	1,193
Total assets	53,900,988

Liabilities:
Securities sold short, at value (proceeds $13,049,717)	13,345,769
Payables:
Advisory fees	16,294
Shareholder servicing fees (Note 7)	2,961
Distribution fees - Investor Class (Note 8)	1,194
Interest on securities sold short	86,622
Auditing fees	15,956
Interest expense	14,002
Transfer agent fees and expenses	8,286
Fund administration fees	6,842
Fund accounting fees	4,754
Custody fees	1,765
Chief Compliance Officer fees	987
Trustees' fees and expenses	805
Accrued other expenses	5,137
Total liabilities	13,511,374

Net Assets	$40,389,614

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of November 30, 2014

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$39,846,357
Accumulated net investment income	146,720
Accumulated net realized loss on investments and securities sold short	(14,903)
Net unrealized appreciation (depreciation) on:
Investments	707,492
Securities sold short	(296,052)
Net Assets	$40,389,614

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$5,943,198
Shares of beneficial interest issued and outstanding	543,719
Offering and redemption price per share	$10.93

Institutional Class Shares:
Net assets applicable to shares outstanding	$34,446,416
Shares of beneficial interest issued and outstanding	3,150,311
Offering and redemption price per share	$10.93

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF OPERATIONS
For the Period December 12, 2013* through November 30, 2014

Investment Income:
Interest	$1,176,012
Dividends	11,382
Total investment income	1,187,394

Expenses:
Advisory fees	224,344
Interest on securities sold short	205,732
Interest expense	118,363
Transfer agent fees and expenses	57,505
Administration fees	51,958
Fund accounting fees	49,800
Offering costs	35,490
Registration fees	34,735
Shareholder servicing fees (Note 7)	22,303
Auditing fees	15,956
Legal fees	13,672
Custody fees	11,222
Distribution fees - Investor Class (Note 8)	9,317
Chief Compliance Officer fees	9,189
Trustees' fees and expenses	5,803
Shareholder reporting fees	5,582
Miscellaneous	5,215
Insurance fees	951
Total expenses	877,137
Advisory fees waived	(224,344)
Other expenses absorbed	(7,511)
Net expenses	645,282
Net investment income	542,112

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain (loss) on investments
Investments	80,033
Securities sold short	(94,936)
Net realized loss	(14,903)
Net change in unrealized appreciation/depreciation on:
Investments	707,492
Securities sold short	(296,052)
Net change in unrealized appreciation/depreciation	411,440
Net realized and unrealized gain on investments and securities sold short	396,537

Net Increase in Net Assets from Operations	$938,649

* Commencement of operations.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
December 12, 2013*
through
November 30, 2104
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$542,112
Net realized loss on investments and securities sold short	(14,903)
Net change in unrealized appreciation/depreciation on investments and securities sold short	411,440
Net increase in net assets resulting from operations	938,649

Distributions to Shareholders:
From net investment income:
Investor Class	(64,124)
Institutional Class	(353,419)
Total distributions to shareholders	(417,543)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	6,579,415
Institutional Class	36,462,484
Reinvestment of distributions:
Investor Class	64,124
Institutional Class	352,310
Cost of shares redeemed:
Investor Class	(789,156)
Institutional Class[1]	(2,800,669)
Net increase in net assets from capital transactions	39,868,508

Total increase in net assets	40,389,614

Net Assets:
Beginning of period	−
End of period	$40,389,614

Accumulated net investment income	$146,720

Capital Share Transactions:
Shares sold:
Investor Class	610,380
Institutional Class	3,376,073
Shares reinvested:
Investor Class	5,885
Institutional Class	32,291
Shares redeemed:
Investor Class	(72,546)
Institutional Class	(258,053)

Net increase in capital share transactions	3,694,030

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $128.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CASH FLOWS
For the Period December 12, 2013* through November 30, 2014

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations		$938,649
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments		(56,445,465)
Sales of long-term portfolio investments		19,870,619
Proceeds from securities sold short		23,491,226
Cover short securities		(10,560,351)
Purchase of short-term investments, net		(10,474,419)
Increase in cash deposited with broker for securities sold short		(5,462,499)
Increase in dividends and interest receivable		(553,298)
Increase in prepaid expenses		(30,973)
Increase in prepaid offering costs		(1,193)
Increase in advisory fees		16,294
Increase in interest on securities sold short		86,622
Increase in accrued expenses		62,689
Net amortization on investments		57,671
Net realized loss		14,903
Net change in unrealized appreciation/depreciation		(411,440)
Net cash used for operating activities		(39,400,965)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold		42,991,899
Cost of shares redeemed		(3,589,825)
Dividends paid to shareholders, net of reinvestments		(1,109)
Net cash provided by financing activities		39,400,965

Net increase (decrease) in cash		−

Cash:
Beginning of period		−
End of period	$	−

Non cash financing activities not included herein consist of $416,434 of reinvested dividends.
* Commencement of operations.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	December 12, 2013*
	through
	November 30, 2014

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.23
Net realized and unrealized gain on
investments	0.84
Total from investment operations	1.07
Less Distributions:
From net investment income	(0.14)

Net asset value, end of period	$10.93

Total return	10.68%	[2]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,943

Ratio of expenses to average net assets:
Before fees waived	4.12%	[3]
After fees waived	3.08%	[3]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.64%	[3]
Ratio of net investment income to average net assets:
After fees waived	2.21%	[3]
Portfolio turnover rate	95%	[2]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Not annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	December 12, 2013*
	through
	November 30, 2014

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.26
Net realized and unrealized gain on
investments	0.82
Total from investment operations	1.08
Less Distributions:
From net investment income	(0.15)

Net asset value, end of period	$10.93

Total return	10.83%	[2]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,447

Ratio of expenses to average net assets:
Before fees waived	3.87%	[3]
After fees waived	2.83%	[3]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.39%	[3]
Ratio of net investment income to average net assets:
After fees waived	2.46%	[3]
Portfolio turnover rate	95%	[2]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Not annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation and income. The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

(b) Short Sales
The Fund may engage in short sales that are “uncovered”. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(c) Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $36,652, which are being amortized over a one-year period from December 12, 2013 (commencement of operations).

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period December 12, 2013 (commencement of operations) through ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until March 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

For the period December 12, 2013 (commencement of operations) through November 30, 2014, the Advisor waived all of its advisory fees and absorbed other expenses totaling $231,855. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2014, the amount of these potentially recoverable expenses was $231,855. The Advisor may recapture all or a portion of this amount no later than November 30, 2017.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period December 12, 2013 (commencement of operations) through November 30, 2014, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period ended November 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$47,102,720

Gross unrealized appreciation	$1,130,672
Gross unrealized depreciation	(430,367)
Net unrealized appreciation on investments	$700,305

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (22,151)	$ 22,151	$ -

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$146,720
Undistributed long-term capital gains	-
Tax accumulated earnings	146,720

Accumulated capital and other losses	(7,716)
Unrealized depreciation on securities sold short	(296,052)
Unrealized appreciation on investments	700,305
Total accumulated earnings	$543,257

The tax character of the distribution paid during the fiscal year ended November 30, 2014, were as follows:

Distributions paid from:	2014
Ordinary income	$417,543
Net long-term capital gains	-
Total distributions paid	$417,543

At November 30, 2014, the Cedar Ridge Unconstrained Credit Fund had $7,716 of accumulated short-term capital loss carryforward which is not subject to expiration. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the period December 12, 2013 (commencement of operations) through November 30, 2014, the Fund received $128 in redemption fees.

Note 6 – Investment Transactions
For the period December 12, 2013 (commencement of operations) through November 30, 2014, purchases and sales of investments, excluding short-term investments, were $56,445,465 and $19,870,619, respectively. Proceeds from securities sold short and cover short securities were $23,491,226 and $10,560,351, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period December 12, 2013 (commencement of operations) through November 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares.

For the period December 12, 2013 (commencement of operations) through November 30, 2014, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds**	$-	$9,066,374	$-	$9,066,374
Municipal Bonds**	-	27,767,632	-	27,767,632
Preferred Stocks**	494,600	-	-	494,600
Short-Term Investments	10,474,419	-	-	10,474,419
Total Assets	$10,969,019	$36,834,006	$-	$47,803,025

Liabilities
Securities Sold Short
Corporate Bonds**	$-	$4,279,285	$-	$4,279,285
U.S. Treasury Securities	-	9,066,484	-	9,066,484
Total Liabilities	$-	$13,345,769	$-	$13,345,769

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate and municipal bonds held in the Fund are Level 2 securities and all preferred stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
November 30, 2014

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of the Cedar Ridge Unconstrained Credit Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of November 30, 2014, the related statement of operations, the statement of changes in net assets, the statement of cash flows, and the financial highlights for the period December 12, 2013 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cedar Ridge Unconstrained Credit Fund as of November 30, 2014, and the results of its operations, the changes in its net assets, the statement of cash flows, and its financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

Cedar Ridge Unconstrained Credit Fund SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 550-5090. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	6	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present); Director, Managed Accounts, Merrill Lynch (2007-2008).	6	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present).	6	None.
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006 - June 2014).	6	Investment Managers Series Trust, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since September 2013	President, Mutual Fund Administration, LLC, co- administrator for the Fund (2006 – present).	6	Investment Managers Series Trust, a registered investment company.
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Chief Financial Officer, Treasurer and Assistant Secretary	Since September 2013	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since September 2013	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

Cedar Ridge Unconstrained Credit Fund SUPPLEMENTAL INFORMATION (Unaudited)

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an "interested person" of the Trust until July 1, 2016, by reason of his former position at UMB Fund Services, Inc.

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	6/1/14	11/30/14	6/1/14 – 11/30/14
Investor Class	$ 1,000.00	$ 1,003.00	$ 15.34
Institutional Class	1,000.00	1,003.30	14.13
Hypothetical (5% annual return before expenses)**	6/1/14	11/30/14	6/1/14 – 11/30/14
Investor Class	$ 1,000.00	$ 1,009.75	$ 15.39
Institutional Class	1,000.00	1,010.96	14.18

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014

*	Expenses are equal to the Fund’s annualized expense ratios of 3.08% and 2.83% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Cedar Ridge Unconstrained Credit Fund
a series of Investment Managers Series Trust II

Investment Advisor
Cedar Ridge Partners, LLC
45 East Putnam Avenue, Suite 124
Greenwich, Connecticut 06830

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (855) 550-5090. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Cedar Ridge Unconstrained Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 550-5090

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$12, 500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/9/2015